Exhibit 10.2

         FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED
                   REVOLVING CREDIT AGREEMENT

               NEW ENGLAND BUSINESS SERVICE, INC.




      FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of April 18, 2003 (this "Amendment"), by and among NEW ENGLAND BUSINESS SERVICE, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 500 Main Street, Groton, Massachusetts 01471, and the Subsidiaries of the Borrower (hereafter including Centurion Sub referred to herein) listed on the signature pages hereto (the "Guarantors"), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., a national banking association ("Fleet"), and the other lending institutions listed on Schedule 1 to the Credit Agreement referred to below (together with Fleet, the "Banks"), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., as agent for itself and such other lending institutions (the "Agent"), and CITIZENS BANK OF MASSACHUSETTS, as syndication agent.

      WHEREAS, the Borrower, the Banks and the Agent are parties to a Second Amended and Restated Revolving Credit Agreement dated as of July 13, 2001 (as amended and in effect from time to time, the "Credit Agreement," capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower has requested that the Agent and the Banks amend the Credit Agreement to permit the indirect acquisition (the "Safeguard Acquisition") by the Borrower of one hundred percent (100%) of the capital stock of Safeguard Business Systems, Inc., a Delaware corporation ("Safeguard"), upon the terms and conditions set forth herein, and to make certain other revisions;

     WHEREAS, subject to the terms and conditions hereof, the Agent and the Banks are willing to permit such acquisition and such other revisions;

     WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Banks, and the Agent have agreed to amend the Credit Agreement and certain other Loan Documents as set forth herein;

     NOW,  THEREFORE, in consideration of the foregoing, and  for
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement as follows:
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     1.    Amendments to Definitions.  Section 1.1 of the  Credit
Agreement is hereby amended by:

          (a) inserting, in the place required by alphabetical order, the following new definition:

                "Centurion Sub. Centurion Sub, Inc., a Delaware corporation and a wholly-owned Subsidiary of Rapidforms."

          (b) inserting, at the end of the last paragraph of the definition of "Applicable Eurodollar Rate Margin" after the text "for purposes of this definition, be deemed to be 1.25%.", the following text: "Notwithstanding the foregoing, the Applicable Margin for the period from the Safeguard Acquisition Effective Date until the date six months after the Safeguard Acquisition Effective Date, shall not fall below 0.875%, regardless of whether the ratio of Consolidated Funded Debt to EBITDA, calculated in accordance with the first paragraph of this definition, falls below 1.5 : 1.0."

          (c) inserting, at the end of the last paragraph of the definition of "Applicable Facility Fee Percentage" after the text "for purposes of this definition, be deemed to be 0.375%.", the following text: "Notwithstanding the foregoing, the Applicable Facility Fee Percentage for the period from the Safeguard Acquisition Effective Date until the date six months after the Safeguard Acquisition Effective Date, shall not fall below 0.250%, regardless of whether the ratio of Consolidated Funded Debt to EBITDA, calculated in accordance with the first paragraph of this definition, falls below 1.5 : 1.0."

          (d)   deleting  the definition of "Consolidated  Funded
     Debt" in its entirety and substituting in lieu thereof the following new definition:

               "Consolidated Funded Debt. At any time of determination, the sum of (i) the amount of the Loans outstanding (after giving account to any amounts requested) plus accrued but unpaid interest thereon; plus (ii) the outstanding amount of any other Indebtedness for borrowed money (other than intercompany Indebtedness owed by the Borrower and its Subsidiaries to each other and permitted by the terms hereof) in respect of Capitalized Leases, Synthetic Leases or which is otherwise subject to the payment of interest plus accrued but unpaid interest on such Indebtedness, including expenses consisting of interest in respect of Capitalized Leases, Synthetic Leases and including commitment fee, agency fee, facility fee, utilization fee, balance deficiency fee and similar fee expenses in connection with the borrowing of money plus
     (iii) Indebtedness consisting of any Earnout Payment Obligations from and after such time as such Earnout Payment Obligations are properly classified as liabilities for purposes of generally accepted accounting principles plus
     (iv) deferred payment obligations of Safeguard to its independent distributors related to the termination or assignment to Safeguard of the distributors' rights under their distributor agreements with Safeguard at all times when such obligations are properly classified as a liability for purposes of generally accepted accounting principles."

          (e) deleting at the beginning of the first paragraph of the definition of "Permitted Acquisition" the text "Permitted Acquisition. Any" and substituting in lieu thereof, the text "Permitted Acquisition. The Safeguard Acquisition and any other ".

          (f) inserting, in alphabetical order, the following new definitions:

               "Fourth Amendment. The Fourth Amendment to Second Amended and Restated Revolving Credit Agreement dated as of April 18, 2003 among the Borrower, the Guarantors of the Borrower listed on the signature pages thereto, the Agent, and the Banks."

               "Fourth  Amendment Effective Date.  The "Effective
     Date", as defined in the Fourth Amendment."

               "Safeguard   Acquisition.   The   acquisition   by
     Rapidforms of one hundred percent (100%) of the capital stock of Safeguard on the terms and conditions set forth below:

               (a) the closing of the Safeguard Acquisition shall occur no later than July 3, 2003;

               (b) immediately prior to and after, and after giving effect to, the Safeguard Acquisition, no Default or Event of Default shall then exist;

               (c) the terms and conditions of the Safeguard Acquisition shall be substantially those set forth in the Safeguard Merger Agreement. Without limiting the generality of the foregoing, (i) the total consideration (including consideration in the form of any Earnout Payment Obligations paid to stockholders for shares of the capital stock of Safeguard and
          amounts   paid   to   cause  the  retirement   of   any
          Indebtedness of Safeguard and its Subsidiaries to Foothill Income Trust, L.P. and Foothill Capital Corporation) shall not exceed $77,500,000, (ii) neither Safeguard nor any of its Subsidiaries shall have, nor shall the Borrower or any of its Subsidiaries have assumed, any Indebtedness for borrowed money, debt or other similar monetary obligations, including guaranties of the obligations of others, except for Indebtedness permitted by 7.1, and (iii) upon the consummation of the Safeguard Acquisition, Rapidforms shall have acquired one hundred percent (100%) of the capital stock of Safeguard and its Subsidiaries;

               (d) there shall be no material misstatements in or omissions from the material furnished to the Agent and the Banks for their review in connection with the Safeguard Acquisition;
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               (e)     upon   consummation   of   the   Safeguard
          Acquisition, the stock and assets of Safeguard and its Subsidiaries shall be free and clear of any and all liens and encumbrances, other than Permitted Liens; and

               (f) all conditions precedent set forth in the Safeguard Merger Agreement shall have been satisfied, and none of such conditions shall have been amended, supplemented or waived except with the prior written consent of the Agent."

               "Safeguard Acquisition Effective Date.   The  date
     on which the Safeguard Acquisition is consummated and becomes effective. "

               "Safeguard.  Safeguard Business Systems,  Inc.,  a
     Delaware corporation."

               "Safeguard Merger Agreement. The merger agreement among the Borrower, Centurion Sub, and Safeguard pertaining to the merger of Centurion Sub with and into Safeguard, on terms and conditions satisfactory to the Agent."

     2. Amendment of 4.2 of the Credit Agreement. Section 4.2 of the Credit Agreement is hereby amended by inserting in subsection (b), after the text "provided, however, that" and before the text "no such fee shall be payable for any calendar quarter", the text "following the date six months after the Safeguard Acquisition Effective Date,".

     3.    Amendment  of  5.24 and 5.25 of the Credit  Agreement.
Sections 5.24 and 5.25 of the Credit Agreement are hereby amended by:

     (a) inserting, immediately following 5.23 thereof, the following new 5.24:

             "5.24. Safeguard Acquisition. Each of the representations and warranties made by the Borrower, Centurion Sub and, to the best of the Borrower's knowledge, Safeguard under the Safeguard Merger Agreement shall have been true and correct in all material respects when made and shall continue to be true and correct in all material respects on the date of the consummation of the Safeguard Acquisition.";

     (b) inserting, immediately following 5.24 thereof, and immediately before 6 thereof, the following new 5.25:

           "5.25. Safeguard Equipment Lease Obligation. From and after the Safeguard Acquisition Effective Date, and for so long as the financing statement (file number 2035543-2 filed with the Delaware Secretary of State's office) filed by Bankers Direct Leasing, a division of EAB Leasing Corp., against Safeguard (or any other security agreement or financing statement purporting to grant to, or perfect a security interest in favor of, Bankers Direct Leasing, a division of EAB Leasing Corp., in collateral other than leased equipment of the Borrower or any of its Subsidiaries (including Safeguard)) exists or remains on record, neither the Borrower nor any of its Subsidiaries (including Safeguard) has or shall have any Indebtedness or equipment lease or other similar obligation to Bankers Direct Leasing, a division of EAB Leasing Corp., other than the obligations under and pursuant to the equipment lease dated February 12, 1999 between Safeguard and Bankers Direct Leasing, a division of EAB Leasing Corp., the maximum aggregate amount of which obligations shall not at any time exceed $813,000."
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     4.    Amendment  of  6.17 and 6.18 of the Credit  Agreement.
Sections 6.17 and 6.18 of the Credit Agreement are hereby amended by:

     (a) deleting in Section 6.17 the text "(a) within sixty (60) days following the Third Amendment Effective Date, cause the termination of the financing statement (file number 972-004466 filed with the Tennessee Secretary of State's office) filed by FBS Business Finance Corporation against all inventory and proceeds thereof of PremiumWear, with the Borrower hereby acknowledging that there is no outstanding security interest evidenced by such financing statement and no Indebtedness outstanding with respect thereto and (b)" and substituting in lieu thereof the text ",";

     (b) inserting, immediately following 6.17 thereof, the following new 6.18:

           "6.18. Safeguard Acquisition. Promptly following the Safeguard Acquisition Effective Date, the Borrower shall deliver to the Agent (a) satisfactory evidence of the payment and satisfaction of all outstanding Indebtedness of Safeguard and its Subsidiaries to Foothill Income Trust, L.P. and Foothill Capital Corporation, in the form of fully executed pay off letters in form and substance satisfactory to the Agent as to the repayment of such Indebtedness and the release of any and all existing liens and granted security interests of Safeguard and its Subsidiaries; (b) a completed and fully executed certificate of the locations of Safeguard and its Subsidiaries, in form and substance satisfactory to the Agent, together with the results of UCC searches of Safeguard and its Subsidiaries indicating no liens other than Permitted Liens; (c) a compliance certificate evidencing the Borrower's pro forma compliance with the requirements of 8 of this Credit Agreement immediately prior to and following the consummation of the Safeguard Acquisition, in the form of Exhibit G to this Credit Agreement, and duly certified by the principal financial or accounting officer of the Borrower; and (d) to the extent necessary or appropriate to reflect the Safeguard Acquisition, revisions to the disclosure schedules attached to this Credit Agreement and the other Loan Documents, in each case reflecting solely the materials disclosed by the Safeguard Agreement, together with a duly executed certificate of the Borrower representing that none of the revisions to the disclosure schedules reflect any items which, individually or collectively, might materially adversely affect the properties, assets, financial condition or business of the Borrower or its Subsidiaries, which certificate shall constitute a representation of the Borrower for purposes of 11.1(e) of the Credit Agreement. Without limiting the foregoing, the Borrower agrees that it shall not seek to revise (A) Schedule 5.18 to the Credit Agreement except as set forth on Schedule A to the Fourth Amendment, (B) Schedules 7.1 or 7.3 to the Credit Agreement or
(C) Schedule 7.2 to the Credit Agreement (other than to reflect the changes set forth on Schedule B to the Fourth Amendment). Promptly following the consummation of the Safeguard Acquisition, the Borrower shall (x) cause Safeguard and each of its domestic Subsidiaries (in accordance with 7.11 hereto) to execute and deliver to the Agent a Guaranty or Addendum to Guaranty, in the form of Exhibit A hereto, of the Obligations under this Credit Agreement and the other Loan Documents, together with such evidence of corporate authorization, other corporate documentation and legal opinions as the Agent may reasonably request and (y) deliver to the Agent evidence satisfactory to the Agent, of the satisfaction and release of all Indebtedness (other than Indebtedness permitted by 7.1) of, and all liens and security interests (other than Permitted Liens) granted by, Safeguard and its Subsidiaries."

     5.    Amendment of 7.1 of the Credit Agreement.  Section 7.1
of the Credit Agreement is hereby amended by:

                (a) deleting subsection (m) thereof in its entirety and substituting in lieu thereof the following new subsection (m):

                     "Indebtedness  for borrowed money,  debt  or
          similar monetary obligations assumed in respect of Permitted Acquisitions (other than the Safeguard Acquisition), to the extent permitted by paragraph 2(b) and (c) of the definition thereof, and other Indebtedness assumed in respect of Permitted Acquisitions (other than the Safeguard Acquisition) and existing prior to the date of any Permitted Acquisition (other than the Safeguard Acquisition) and not created in contemplation thereof;"

                (b) deleting subsection (q) thereof in its entirety and substituting in lieu thereof the following new subsection (q):

                    "(q) (i) Indebtedness owed by the Borrower or
               any of its Subsidiaries (other than Russell & Miller, Chiswick Trust and R&M Trust) to any of their respective officers, directors or employees in connection with any deferred compensation plan, post-retirement medical or life insurance benefit plan, supplemental executive retirement plan or post-retirement medical benefit plan in an aggregate amount not to exceed $15,000,000; and
               (ii) Indebtedness owed by the Borrower or any of its Subsidiaries (other than Russell & Miller, Chiswick Trust and R&M Trust) consisting of supplemental retirement and death benefits payable to Safeguard executives terminated prior to the Safeguard Acquisition Effective Date in an aggregate amount not to exceed $8,500,000";

                (c) deleting subsection (v) thereof in its entirety and substituting in lieu thereof the following new subsection (v):

                    "(v) deferred payment obligations of
               Safeguard to its independent distributors related to the termination, or assignment to Safeguard, of the distributors' rights under their distributor agreements with Safeguard to the extent permitted by Section 7.5.1(f); and"

               (d)  adding the following new subsection (w):

                      "(w)  Indebtedness  of  Safeguard  and  its
               Subsidiaries to Foothill Income Trust, L.P. and Foothill Capital Corporation until promptly after the consummation of the Safeguard Acquisition in accordance with the terms and conditions of the Safeguard Merger Agreement (which shall require the prompt payment of such Indebtedness following the Safeguard Acquisition Effective Date);"

               (e)  adding the following new subsection (x):

                     "(x) Indebtedness of the Borrower or any  of
               its Subsidiaries (other than Russell & Miller, Chiswick Trust or R&M Trust) not otherwise expressly permitted under subsections (a) - (w) of this 7.1, in an aggregate amount not to exceed $5,000,000 at any one time."

     6.    Amendment of 7.2 of the Credit Agreement.  Section 7.2
of the Credit Agreement is hereby amended by:

               (a)   inserting  in subsection (i) thereof,  after
          the text "pursuant to Permitted Acquisitions" and before the text "and securing Indebtedness", the text "(other than the Safeguard Acquisition)" and inserting in subsection (i) thereof, after the text "the definition of Permitted Acquisitions", the text "(other than the Safeguard Acquisition);"

               (b) deleting in subsection (j) thereof, after the text, "constitutes Margin Stock" the text "." and replacing in lieu thereof the text "; and";

               (c)  adding the following new subsection (k):

                      "(k)   in  the  event  that  the  Safeguard
          Acquisition is consummated in accordance with the terms and conditions of the Safeguard Merger Agreement, liens on assets of Safeguard and its Subsidiaries securing the Indebtedness permitted by 7.1(w) for so long as such Indebtedness is permitted to exist by the terms of this Credit Agreement."

     7. Amendment of 7.3 of the Credit Agreement. Section 7.3 of the Credit Agreement is hereby amended by deleting subsection
(k) thereof in its entirety and substituting in lieu thereof the following new subsection (k):

                    "(k) Investments in respect of (i) Permitted Acquisitions (other than the Safeguard Acquisition) to the extent permitted by the definition thereof; and
          (ii) the Safeguard Acquisition to the extent permitted by the definition thereof and 7.1(w);".

     8.    Amendment of 7.5 of the Credit Agreement.  Section 7.5
of the Credit Agreement is hereby amended by:

               (a) deleting in Section 7.5.1(d) thereof, the text
          "or" following the text "does not exceed $18,000,000" and substituting in lieu thereof the text ",".

               (b) inserting in Section 7.5.1 thereof, the following new subsections (f), (g) and (h) following the text "(e) Permitted Joint Ventures":

                    "(f) the termination or assignment to
          Safeguard of the distributors' rights under Safeguard's agreements with its independent distributors so long as the aggregate payments to the independent distributors in connection therewith (including deferred payment obligations) from and after the Safeguard Acquisition Effective Date do not exceed $15,000,000 in aggregate amount, (g) the transfer of intellectual property rights to Russell & Miller by Safeguard through one or more intermediate Subsidiaries after the Safeguard Acquisition Effective Date or (h) the acquisition by NEBS Business Products Limited of the capital stock of Safeguard Business Systems Limited from Safeguard."

               (c) deleting in Section 7.5.2(f) thereof, the text
          "and" following the text "(determined as of the date or dates of such dispositions),"

               (d) inserting in Section 7.5.2 thereof, the following new subsection (h), following the text "(g) the disposition for fair market value of the common stock and/or other equity interests of Advantage held by the Borrower":

                    "and (h) the transfer of the capital stock of Safeguard Business Systems Limited by Safeguard to NEBS
          Business Products Limited."

               (e) deleting the last paragraph thereof in its entirety and substituting in lieu thereof the following new paragraph:

                     "Notwithstanding the restrictions  contained
               above in 7.5.1 and 7.5.2, the Borrower or any Guarantor (other than Russell & Miller, R&M Trust and Chiswick Trust), may transfer assets owned by it to the Borrower or any other Guarantor (other than R&M Trust, Chiswick Trust and except to the extent permitted in 7.5.1(g), Russell & Miller)."

     9.    Amendment  of  7.16 of the Credit Agreement.   Section
7.16  of  the  Credit Agreement is hereby amended  by  inserting, immediately  following  7.15 thereof  and  immediately  before  8 thereof, the following new 7.16:

          "7.16.       Additional     Safeguard      Obligations.
Notwithstanding any limitation contained in 7.1 hereof, from and after the Safeguard Acquisition Effective Date, and for so long as the financing statement (file number 2035543-2 filed with the Delaware Secretary of State's office) filed by Bankers Direct Leasing, a division of EAB Leasing Corp., against Safeguard (or any other security agreement or financing statement purporting to grant to, or perfect a security interest in favor of, Bankers Direct Leasing, a division of EAB Leasing Corp., in collateral other than leased equipment of the Borrower or any of its Subsidiaries (including Safeguard)) exists or remains on record, neither the Borrower nor any of its Subsidiaries (including Safeguard) shall incur or permit to exist any Indebtedness or equipment lease or other similar obligation to Bankers Direct Leasing, a division of EAB Leasing Corp., other than the obligations under and pursuant to the equipment lease dated February 12, 1999 between Safeguard and Bankers Direct Leasing, a division of EAB Leasing Corp., the maximum aggregate amount of which obligations shall not at any time exceed $813,000."

     10. Replacement of Schedule 5.19 to the Credit Agreement and Addition of Schedules A and B to the Fourth
Amendment.   Schedule  5.19  to the Credit  Agreement  is  hereby
deleted in its entirety, and Schedule 5.19 attached hereto is hereby substituted in lieu thereof. Schedule A is hereby added to this Amendment to reflect additions to Schedule 5.18 to the Credit Agreement upon consummation, if any, of the Safeguard Acquisition. Schedule B is hereby added to this Amendment to reflect additions to be made to Schedule 7.2 to the Credit Agreement upon the consummation, if any, of the Safeguard Acquisition.

      11. Representations and Warranties. The Borrower and each of the Guarantors hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in 12 below are met, as follows:

          (a) The execution and delivery by each of the Borrower and the Guarantors of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower or any of the Guarantors in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by each of the Borrower and the Guarantors of any of their obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrower and the Guarantors, have been authorized by all necessary corporate proceedings on behalf of each of the Borrower and the Guarantors, and do not and will not contravene any provision of law or the Borrower's charter or any of the Guarantors' charters, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower or any of the Guarantors.

           (b) Each of the Amendment Documents and the Credit Agreement and other Loan Documents, as amended hereby, to which the Borrower or any of the Guarantors is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

           (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower or any of the Guarantors of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower or any of the Guarantors of the transactions among the parties contemplated hereby and thereby or referred to herein.

           (d) The representations and warranties contained in 5 of the Credit Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof and will be true and correct as of the date of the closing of the Safeguard Acquisition.

           (e) Each of the Borrower and the Guarantors has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

            (f) Each of the Borrower and the Guarantors acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in 11.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.

     12. Effectiveness. This Amendment shall become effective as of the date first written above (the "Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent and the Banks:

     (a) Substantially contemporaneously with the satisfaction of each of the other conditions set forth in this 12, the Borrower shall have delivered fully executed copies of the Safeguard Merger Agreement and related documents to the Agent which shall be in full force and effect and shall have satisfied each of the conditions to effectiveness of the Safeguard Merger Agreement (other than the effectiveness of this Amendment);

     (b) This Amendment shall have been duly executed and delivered by each of the Agent, the Majority Banks, the Borrower and the Guarantors and shall be in full force and effect;

     (c) Centurion Sub shall have executed and delivered to the Agent an Addendum to Guaranty in the form of the Addendum to Exhibit A to the Credit Agreement;

     (d) The Agent shall have received from the Secretary of Centurion Sub a copy, certified by such Secretary to be true and complete as of the date hereof, of each of (i) its charter or other organizational documents as in effect on such date of certification, (ii) its by-laws as in effect on such date, and
(iii) the resolutions of its Board of Directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of this Amendment, and any other Amendment Documents;

     (e) The Agent shall have received from Centurion Sub an incumbency certificate, dated as of the date hereof, signed by a duly authorized officer of Centurion Sub and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of Centurion Sub, the Amendment Documents;

     (f) The Agent shall have received from the Borrower copies of the most recent consolidated financial statements of Safeguard, the December 31, 2002 audited consolidated financial statements of Safeguard, and a copy of the form of Safeguard Merger Agreement, in form and substance satisfactory to the Agent (or if modified, with such modifications as the Agent may, in its sole discretion approve);

     (g)    The   Agent   shall  have  received   good   standing
certificates for Centurion Sub, issued by the Secretary of State of such entity's jurisdiction of incorporation or organization;

     (h) The Agent shall have received a favorable legal opinion addressed to the Agent and the Banks, dated as of the date hereof, in form and substance satisfactory to the Agent, with respect to the Guaranty by Centurion Sub;

     (i)   Such  other  items, documents,  agreements,  items  or
actions  as  the  Agent  may  reasonably  request  in  order   to
effectuate the transactions contemplated hereby.

     13.  Miscellaneous Provisions.

     (a) Each of the Borrower and the Guarantors hereby ratifies and confirms all of its Obligations to the Agent and the Banks under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrower and the Guarantors hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     (b) Without limiting the expense reimbursement requirements set forth in 14 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

      (c)   THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED  IN
ACCORDANCE  WITH  THE LAWS OF THE COMMONWEALTH  OF  MASSACHUSETTS
(WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT  AS
A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

      (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

          [Remainder of page intentionally left blank.]

           IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                              BORROWER:

                              NEW ENGLAND BUSINESS SERVICE,
                              INC.



                              By:  /s/ Daniel M. Junius
                                 Name:  Daniel M. Junius
                                 Title: Executive Vice President,
                                        Chief Financial Officer and
                                        Treasurer



                              BANKS:

                              FLEET NATIONAL BANK formerly
                              known as BankBoston, N.A.,
                              individually and as Agent



                              By: /s/ Irene Bertozzi Bartenstein
                                 Name: Irene Bertozzi Bartenstein
                                 Title:  Vice President


                              KEY BANK N.A.


                              By:  /s/ Lisa Hudson
                                  Name:  Lisa Hudson
                                  Title:  Vice President


                              CITIZENS BANK OF
                              MASSACHUSETTS,
                              as successor to USTrust


                              By:  /s/ Daniel Bernard
                                  Name:  Daniel Bernard
                                  Title:  Vice President

                              SUNTRUST BANK


                              By:  /s/ Todd Sheets
                                  Name:  Todd Sheets
                                  Title:  Assistant Vice President


                              NATIONAL CITY BANK


                              By:  /s/ Tara M. Handforth
                                  Name:  Tara M. Handforth
                                  Title:  Vice President


                              THE BANK OF NOVA SCOTIA


                              By:  /s/ Todd S. Meller
                                  Name:  Todd S. Meller
                                  Title:  Managing Director


                              BANKNORTH, N.A.


                              By:  /s/ Jon R. Sundstrom
                               Name:  Jon R. Sundstrom
                               Title:  Senior Vice President


                              WEBSTER BANK


                              By:  /s/ Peter F. Samson
                                  Name:  Peter F. Samson
                                  Title:  Vice President

                       Signature page
                   to the Fourth Amendment

     Each of the undersigned hereby acknowledges the foregoing Fourth Amendment as of the Effective Date, and further agrees that its obligations under the Guaranty will extend to the Credit Agreement, as so amended, and the other
Loan Documents, as so amended.


                              MCBEE SYSTEMS, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer



                              CHISWICK, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer



                              PREMIUMWEAR, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer



                              RAPIDFORMS, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer



                              RUSSELL & MILLER, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer


                              R&M TRUST
                              Daniel M. Junius and Craig
                              Barrows, as Trustees under
                              Declaration of Trust of R&M
                              Trust dated July 20, 1998 and
                              filed with the Secretary of
                              the Commonwealth of
                              Massachusetts on July 27,
                              1998, and not individually


                              By:  /s/ Daniel M. Junius
                                Daniel M. Junius, as
                                Trustee under said
                                Declaration of Trust and
                                not individually


                              By:  /s/ Craig Barrows
                                Craig Barrows, as Trustee
                                under said
                                Declaration of Trust and
                                not individually

                              CHISWICK TRUST
                              Daniel M. Junius and Craig
                              Barrows, as Trustees under
                              Declaration of Trust of
                              Chiswick Trust dated September
                              15, 1999 and filed with the
                              Secretary of the Commonwealth
                              of Massachusetts on September
                              17, 1999, and not individually


                              By:  /s/ Daniel M. Junius
                                Daniel M. Junius, as
                                Trustee under said
                                Declaration of Trust and
                                not individually


                              By:  /s/ Craig Barrows
                                Craig Barrows, as Trustee
                                under said
                                Declaration of Trust and
                                not individually



                              VERIPACK.COM, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer



                              PWI HOLDINGS, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer



                              NEBS INTERACTIVE, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer



                              CENTURION SUB, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title: Treasurer